UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

SCHEDULE 14C
INFORMATION

Information Statement Pursuant to Section 14(c) of the Securities
Exchange Act of 1934

Check the appropriate box:

(X) Preliminary Information Statement
(   ) Confidential, for Use of the Commission Only (as permitted by Rule 14c-5(d)(2))
(   ) Definitive Information Statement

INVISION CAPITAL, INC.
(Name of Registrant as Specified in its Charter)

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INVISION CAPITAL, INC.
# 212-810 Peace Portal Drive
Blaine, WA, 98230
Tel: (360) 305-5696
Fax: (360) 233-0227

NOTICE OF ACTION TO BE TAKEN
PURSUANT TO THE WRITTEN CONSENT OF STOCKHOLDERS

September 8, 2006

To the Stockholders of Invision Capital, Inc.:

NOTICE IS HEREBY GIVEN that the holders of a majority of the outstanding shares in the common stock of Invision Capital, Inc. (the “Company”) have, by written consent in lieu of a special meeting of the stockholders of the Company, approved an amendment to the Company’s Articles of Incorporation to change the Company’s name from “Invision Capital, Inc.” to “Exploration Drilling International Inc.” (the “Name Change”).

The Name Change is expected to be effected on or about October 16, 2006.

The attached Information Statement is being circulated to provide you with notice that stockholders holding a majority of the voting power of the Company’s common stock have, by written consent, approved of the Name Change. No further vote or action by the Company’s stockholders is required. Pursuant to Rule 14c-2 under the Securities Exchange Act of 1934, as amended, the Name Change cannot become effective until twenty (20) days after the date this Information Statement is mailed to the Company’s stockholders.

This Notice and the attached Information Statement are being sent to you for informational purposes only, and you are not being asked to take any action with respect to the Name Change.

By Order of the Board of Directors,

/s/ Guenter Thiemann
____________________
Guenter Thiemann
Chief Financial Officer and Treasurer

INVISION CAPITAL, INC.
# 212-810 Peace Portal Drive
Blaine, WA, 98230
Tel: (360) 305-5696
Fax: (360) 233-0227

INFORMATION STATEMENT

WE ARE NOT ASKING YOU FOR A PROXY AND
YOU ARE REQUESTED NOT TO SEND US A PROXY

GENERAL

This Information Statement has been filed with the Securities and Exchange Commission (the “SEC”) and is being furnished to the holders of the outstanding shares of common stock, par value $0.001, of Invision Capital, Inc., a Nevada corporation (the “Company”). The purpose of this Information Statement is to provide notice that stockholders of the Company holding an aggregate of 68.6% of the Company’s outstanding common stock have, by written consent, approved of an amendment to the Articles of Incorporation to change the name of the Company from “Invision Capital, Inc.” to “Exploration Drilling International Inc.” (the “Name Change”).

This Information Statement was mailed on or about September 26, 2006 to those persons who were stockholders of the Company as of the close of business on September 5, 2006. The Name Change is expected to become effective on or about October 16, 2006. The Company will pay all costs associated with the distribution of this Information Statement, including the costs of printing and mailing. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending this Information Statement to the beneficial owners of the Company’s common stock.

As stockholders of the Company holding 68.6% of the Company’s outstanding common stock have already approved of the Name Change by written consent, the Company is not seeking approval for the Name Change from any of the Company’s remaining stockholders, and the Company’s remaining stockholders will not be given an opportunity to vote on the Name Change. All necessary corporate approvals have been obtained, and this Information Statement is being furnished solely for the purpose of providing advance notice to the Company’s stockholders of the Name Change as required by the Securities Exchange Act of 1934 (the “Exchange Act.”)

ACTION TAKEN BY WRITTEN CONSENT

The Company’s Board of Directors approved the Name Change effective August 28, 2006 and fixed September 5, 2006 (the “Record Date”) as the record date for determining the stockholders entitled to give written consent to the Name Change. Stockholders holding an aggregate of 70,000,000 shares of the Company’s outstanding common stock as of the Record Date, being equal to 68.6% of the number of shares then outstanding, have executed written consent resolutions approving the Name Change.

Pursuant to Section 78.390 of the Nevada Revised Statutes (the “NRS”), the approval of a majority of the Company’s voting power is required in order to effect the Name Change. Section 78.320(2) of the NRS eliminates the need to hold a special meeting of the Company’s stockholders to approve the Name Change by providing that, unless Company’s Articles of Incorporation or Bylaws state otherwise, any action required or permitted to be taken at a meeting of the stockholders may be taken without a meeting if, before or after the action, a written consent is signed by stockholders holding at least a majority of the Company’s voting power. In order to eliminate the costs and management time involved in holding a special meeting and in order to effect the Name Change as early as possible, the

Company’s Board of Directors resolved to proceed with the Name Change by written consent of the Company’s stockholders.

EXPECTED DATE FOR EFFECTING THE NAME CHANGE

Under Section 14(c) of the Exchange Act and Rule 14c-2 promulgated thereunder, the Name Change cannot be effected until 20 days after the date this Information Statement is sent to the Company’s stockholders. This Information Statement was sent on or about September 26, 2006 (the “Mailing Date”) to the stockholders of the Company as of the Record Date. The Company expects to effect the Name Change by filing a Certificate of Amendment with the Nevada Secretary of State approximately 20 days after the Mailing Date. The effective date of the Name Change is expected to be October 16, 2006 (the “Effective Date”).

OUTSTANDING VOTING STOCK OF THE COMPANY

The Board of Directors of the Company fixed the close of business on September 5, 2006 as the Record Date for determining the stockholders entitled to approve the Name Change and to receive copies of this Information Statement. As of the Record Date, there were 101,992,000 shares of common stock outstanding. The Company’s common stock constitutes the sole outstanding class of voting securities of the Company. Each share of common stock entitles the holder thereof to one vote on all matters submitted to stockholders.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the number of shares of the Company’s common stock owned beneficially as of the Record Date by: (i) each person (including any group) known by the Company to own more than five percent (5%) of any class of the Company’s voting securities, (ii) each of the Company’s directors and each of its named executive officers, and (iii) officers and directors as a group. Unless otherwise indicated, the stockholders listed possess sole voting and investment power with respect to the shares shown, subject to applicable community property laws.

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock(1)
DIRECTORS AND OFFICERS
Common Stock	Rainer Rotthaeuser Director, Chief Executive Officer and President, Goethestrasse 61 D-45721 Haltern am See Germany	840,000(2)	0.8%(2)
Common Stock	Guenter Thiemann Chief Financial Officer and Treasurer Goethestrasse 61 D-45721 Haltern am See Germany	240,000(3)	0.2%(3)
Common Stock	John Boschert Director and Secretary #212-810 Peace Portal Drive Blaine, WA 98230	100,000(4)	0.1%(4)

Title of Class	Name and Address of Beneficial Owner	Number of Shares of Common Stock(1)	Percentage of Common Stock(1)
Common Stock	All Officers and Directors as a Group (3 persons)	1,180,000	1.1%
5% SHAREHOLDERS
Common Stock	EDI Exploration Drilling International Holding GmbH Goethestrasse 61 D-45721 Haltern am See Germany	70,000,000(5)	68.6%(5)

(1)

Under Rule 13d-3, a beneficial owner of a security includes any person who, directly or indirectly, through any contract, arrangement, understanding, relationship, or otherwise has or shares: (i) voting power, which includes the power to vote, or to direct the voting of shares; and (ii) investment power, which includes the power to dispose or direct the disposition of shares. Certain shares may be deemed to be beneficially owned by more than one person (if, for example, persons share the power to vote or the power to dispose of the shares). In addition, shares are deemed to be beneficially owned by a person if the person has the right to acquire the shares (for example, upon exercise of an option) within 60 days of the date as of which the information is provided. In computing the percentage ownership of any person, the amount of shares outstanding is deemed to include the amount of shares beneficially owned by such person (and only such person) by reason of these acquisition rights. As a result, the percentage of outstanding shares of any person as shown in this table does not necessarily reflect the person’s actual ownership or voting power with respect to the number of shares of common stock actually outstanding on the Record Date. As of the Record Date, there were 101,992,000 shares of the Company’s common stock issued and outstanding.

In the case of each beneficial owner, the percentage has been calculated assuming the exercise of options, warrants or conversion rights held by that beneficial owner. In the case of a group, the percentage has been calculated assuming the exercise of all options, warrants and conversion rights held by the group.

(2)

The number of shares listed as beneficially owned by Mr. Rotthaeuser consist of options to purchase 840,000 shares of common stock exercisable at $1.00 per share and owned directly by Mr. Rotthaeuser. Mr. Rotthaeuser also owns options to acquire an additional 3,360,000 shares of the Company’s common stock, also at an exercise price of $1.00 per share, however these additional options are not exercisable within the next 60 days.

(3)

The number of shares listed as beneficially owned by Mr. Thiemann consist of options to purchase 240,000 shares of common stock exercisable at $1.00 per share and owned directly by Mr. Thiemann. Mr. Thiemann also owns options to acquire an additional 950,000 shares of the Company’s common stock, also at an exercise price of $1.00 per share, however these additional options are not exercisable within the next 60 days.

(4)

The number of shares listed as beneficially owned by Mr. Boschert consist of options to purchase 100,000 shares of common stock exercisable at $1.00 per share and owned directly by Mr. Boschert. Mr. Boschert also owns options to acquire an additional 100,000 shares of the Company’s common stock, also at an exercise price of $1.00 per share, however these additional options are not exercisable within the next 60 days.

(5)

EDI Exploration Drilling International Holding GmbH (“EDI Holding”) is the stockholder of record of 50,000,000 shares of the Company’s common stock and the beneficial owner of an additional 20,000,000 shares registered in Frank Rigney’s name. EDI Holding purchased the additional 20,000,000 shares from Mr. Rigney at an aggregate price of $10,000 effective as of April 26, 2006, pursuant to the Share Purchase Agreement dated for reference April 5, 2006 among the Company, EDI Exploration Drilling International GmbH, EDI Holding and Mr. Rigney. As of the Record Date, EDI Holding had not yet surrendered for transfer the share certificates representing the 20,000,000 shares, however Mr. Rigney agreed to vote the shares registered in his name in favor of the Name Change.

CHANGE IN CONTROL

Effective April 26, 2006, the Company completed the acquisition of EDI Exploration Drilling International GmbH (“EDI Germany”). The acquisition of EDI Germany was completed pursuant to the terms of the Share Purchase Agreement executed on April 21, 2006 and dated for reference April 5, 2006 among the Company, EDI Germany, EDI Exploration Drilling International Holding GmbH (“EDI Holding”) and Frank Rigney. In exchange for all of the shares of EDI Germany, the Company issued to EDI Holding a total of 50,000,000 shares of the Company’s common stock. Concurrently, EDI Holding purchased an additional 20,000,000 shares of the Company’s common stock from Mr. Rigney at an aggregate price of $10,000. Mr. Rigney was a member of the Company’s Board of Directors and our sole executive officer from our inception until March 20, 2006. On March 20, 2006, prior to our acquisition of EDI Germany, Mr. Rigney was replaced on the Company’s Board of Directors and as the Company’s sole executive officer by John Boschert. As a result of the sale of his shares to EDI Holding, Mr. Rigney no longer owns any shares of the Company’s common stock.

Upon the completion of the acquisition, Rainer Rotthaeuser was appointed to the Company’s Board of Directors, and as the Company’s Chief Executive Officer and President. Guenter Thiemann was appointed as the Company’s Chief Financial Officer and Treasurer. John Boschert will continue to act as the Company’s Secretary, and is expected to remain on the Board of Directors on a temporary basis. Pursuant to the terms of the Share Purchase Agreement, within 10 days after an information statement prepared in accordance with Rule 14f-1 of the Securities Exchange Act of 1934 (the “Exchange Act”) is mailed to the Company’s stockholders and filed with the SEC, Mr. Thiemann will replace Mr. Boschert on the Company’s Board of Directors. A Rule 14f-1 information statement has not yet been filed or mailed by the Company, however the Company expects to file and mail this information statement in the near future. Mr. Boschert is expected to continue to act as the Company’s Secretary for the foreseeable future.

AMENDMENT OF THE COMPANY'S ARTICLES OF INCORPORATION TO
CHANGE THE NAME OF THE COMPANY

On August 28, 2006, the Company’s Board of Directors unanimously executed a written consent authorizing and recommending that the Company’s stockholders approve a proposal to effect the Name Change. Effective as of the Record Date, stockholders holding 70,000,000 shares, or 68.6% of the outstanding shares, of the Company’s common stock executed a written consent authorizing and approving the Name Change. A Certificate of Amendment to the Company’s Articles of Incorporation is expected to be filed with the Nevada Secretary of State with respect to the Name Change 20 days after the date this Information Statement is sent to the Company’s stockholders. The Effective Date of the Name Change is expected to be October 16, 2006. However, pursuant to the written consent resolutions executed by EDI Holding and Section 78.390 of the NRS, the Company’s Board of Directors reserves the right to abandon the Name Change at any time prior to the Effective Date if they deem it appropriate to do so.

Upon completing the acquisition of EDI Germany, the Company abandoned its mineral exploration activities in order to focus its resources on the development of EDI Germany’s business. EDI Germany is in the business of marketing and selling well location, well sinking and well preservation technologies and services. The Company’s Board of Directors approved the Name Change in order to more accurately reflect the Company’s current business activities and to promote public recognition of the Company’s new business focus.

INTERESTS OF CERTAIN PERSONS IN MATTERS TO BE ACTED UPON

No director, executive officer, associate of any director, executive officer or any other person has any substantial interest, direct or indirect, in the Name Change.

NO DISSENTER’S RIGHTS

Under the NRS, the Company’s dissenting stockholders are not entitled to appraisal rights with respect to the Name Change, and the Company will not independently provide its stockholders with any such right.

WHERE YOU CAN FIND ADDITIONAL INFORMATION

The Company is subject to the Exchange Act and is required to file reports, proxy statements, and other information with the Securities and Exchange Commission regarding the business, financial condition, and other matters of the Company pursuant to and in accordance with the Exchange Act. You may read and copy the reports, proxy statements, and other information filed by the Company at the public reference facilities maintained by the Securities and Exchange Commission at 100 F Street, NE, Room 1580, Washington, DC 20549. Please call the Securities and Exchange Commission at 1-800-SEC-0330 for additional information about the public reference facilities. The reports, proxy statements, and other information filed with the Securities and Exchange Commission are also available to the public over the internet at http://www.sec.gov, the internet website of the Securities and Exchange Commission. All inquiries regarding the Company should be addressed to the principal executive offices of the Company at #212-810 Peace Portal Drive, Blaine, WA 98230.

BY ORDER OF THE BOARD OF
DIRECTORS

Date: September 8, 2006
/s/ Guenter Thiemann

Guenter Thiemann
Chief Financial Officer and Treasurer
Invision Capital, Inc.